UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2016
EMCOR Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8267	11-2125338
(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, CT	06851-1092
(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release issued by EMCOR Group, Inc. on April 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR GROUP, INC.

Dated: April 18, 2016	By:	/s/ R. Kevin Matz
Name: R. Kevin Matz Title: Executive Vice President – Shared Services

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by EMCOR Group, Inc. on April 15, 2016